UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2021

Ellington Residential Mortgage REIT
(Exact name of registrant specified in its charter)

Maryland	001-35896	46-0687599
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (203) 698-1200

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares of Beneficial Interest, $0.01 par value per share	EARN	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02    Results of Operations and Financial Condition.
The information in this Item 2.02 and the disclosure incorporated by reference in Item 7.01 with respect to Exhibit 99.1 attached to this Current Report on Form 8-K are being furnished by Ellington Residential Mortgage REIT (the "Company") pursuant to Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and Item 2.02 of Form 8-K, insofar as they disclose historical information regarding the Company’s results of operations or financial condition for the quarter ended December 31, 2020.
On February 16, 2021, the Company issued a press release announcing its financial results for the quarter ended December 31, 2020. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in Item 2.02 and the disclosure incorporated by reference in Item 7.01 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act"), except as shall be expressly set forth by specific reference in such a filing.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Director
Menes O. Chee resigned as a member of the Board of Trustees of the Company (the “Board”), effective February 12, 2021. Mr. Chee has served as a member of the Board since 2013. Mr. Chee's resignation is not due to any disagreement with the Company.
Appointment of New Director
On February 12, 2021, the Board appointed C.C. Melvin Ike to serve on the Board, effective February 12, 2021. Mr. Ike will serve as a member of the Board until the Company's next annual meeting of shareholders or until a successor is elected and qualified. Mr. Ike was appointed to serve on the Board pursuant to the Shareholders’ Agreement, dated May 6, 2013, by and among the Company, EMG Holdings, L.P., Blackstone Tactical Opportunities EARN Holdings, L.L.C. and Ellington Residential Mortgage Management, LLC.
Mr. Ike and the Company will enter into the Company's standard indemnification agreement in the form previously filed with the Securities and Exchange Commission providing for indemnification and advancement of expenses.
Item 7.01    Regulation FD Disclosure.
The disclosure contained in Item 2.02 is incorporated herein by reference.
On February 16, 2021, the Company issued a press release relating to the resignation of Mr. Chee as a trustee of the Company and the appointment of Mr. Ike as a trustee of the Company. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference. This press release shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are being furnished herewith this Current Report on Form 8-K.
99.1    Earnings Press Release dated February 16, 2021
99.2    Press Release dated February 16, 2021
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELLINGTON RESIDENTIAL MORTGAGE REIT

Dated:	February 16, 2021	By:	/s/ Christopher Smernoff
Christopher Smernoff
Chief Financial Officer